UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2005

SEALY MATTRESS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117081-27	20-1178482
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Sealy Drive One Office Parkway, Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01       Regulation FD Disclosure.

On October 5, 2005 Sealy, Inc. issued a press release announcing potential disruptions in its supply of foam products used in the bedding manufacturing process due to supplier shortages caused by recent hurricane damage on the Gulf Coast.  The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(c)                        Exhibits

99.1                 Press Release issued by Sealy, Inc., dated October 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALY MATTRESS CORPORATION

Date: October 6, 2005	/s/ KENNETH L. WALKER
	By:	Kenneth L. Walker
	Its:	Senior Vice President and General Counsel